UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2021

KKR & CO. INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34820	26-0426107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 750-8300
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
6.50% Series B Preferred Stock	KKR PR B	New York Stock Exchange
6.00% Series C Mandatory Convertible Preferred Stock	KKR PR C	New York Stock Exchange
4.625% Subordinated Notes due 2061 of KKR Group Finance Co. IX LLC	KKRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2021, KKR Management LLP, by a written consent as the sole holder of Series I Preferred Stock of KKR & Co. Inc. (the “Company”), elected Henry R. Kravis, George R. Roberts, Joseph Y. Bae, Scott C. Nuttall, Adriane Brown, Mary N. Dillon, Joseph A. Grundfest, Arturo Gutiérrez, John B. Hess, Dane Holmes, Xavier B. Niel, Patricia F. Russo, Thomas M. Schoewe and Robert W. Scully as directors of the Company, to serve as provided in the Company’s Certificate of Incorporation and Bylaws.  Each director was serving as a director of the Company at the time of election.

A description of the committee membership of our directors is described in Item 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed by the Company on February 19, 2021 (the “Annual Report”), which disclosure is incorporated herein by reference. Adriane Brown, Arturo Gutiérrez and Dane Holmes, each of whom were elected as directors of the Company after the Annual Report was filed, do not currently serve on any committees.

Each non-employee director will continue to receive director compensation under the current director compensation program of the Company, described in Item 11 of the Annual Report, which disclosure is incorporated herein by reference.  Each director has previously entered into the Company’s indemnification agreement for non-executive directors, a form of which has previously been filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q, filed by the Company on May 8, 2018.

Certain transactions between the Company and such directors required to be disclosed pursuant to Item 404(a) of Regulation S-K are described in Item 13 of the Annual Report, which disclosure is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 is incorporated by reference into this Item 5.07.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KKR & CO. INC.

	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Assistant Secretary

Date: June 24, 2021